UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2014

Massive Interactive, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53892	20-8295316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6th Floor, 10 Lower Thames Street London EC3R 6AF, United Kingdom

(Address of Principal Executive Offices)

+442076365585

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Massive Interactive, Inc. (formerly Xtreme Oil & Gas, Inc.) (the “Company”) previously engaged LBB & Associates Ltd., LLP (“LBB”) as its independent auditor for the fiscal year ending December 31, 2012. LBB has served as the independent auditor for the Company since May 6, 2009. On February 27, 2014, the Company’s board of directors authorized the dismissal of LBB as its independent registered public accounting firm. The dismissal became effective on February 27, 2014.

LBB’s audit reports on the Xtreme Oil & Gas, Inc. audited consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and negative working capital.

During the Company’s fiscal years ended December 31, 2012 and 2011, and through February 27,  2014, there have been (i) no disagreements with LBB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LBB’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On February 27, 2014 the board of directors of the Company authorized the engagement of BDO East Coast Partnership (“BDO”) as the Company’s independent registered public accounting firm effective on February 27, 2014. During the Company’s fiscal years ended December 31, 2012 and 2011 and through the date of this Form 8-K, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. BDO did not provide any written report or oral advice to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided LBB with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that LBB send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to LBB, and, upon receipt, will file a copy of such letter as an exhibit to an amendment to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2014

Massive Interactive, Inc.

/s/ Antaine Furlong

Antaine Furlong, Chief Financial Officer